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                                POWER OF ATTORNEY

        WHEREAS, the undersigned officers and directors of Vyteris Holdings (Nevada), Inc. (the "Company") desire to authorize Vincent De Caprio and Michael McGuinness to act as their attorneys-in-fact and agents, for the purpose of executing and filing a registration statement on Form S-8, including all amendments thereto,

        NOW, THEREFORE,

        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Vincent De Caprio and Michael McGuinness, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign a Registration Statement on Form S-8 registering 2,901,902 shares of the Company's Common Stock issuable in connection with the Company's 2005 Stock Option Plan, including any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities as of the 17th day of May, 2005.


Name                                    Capacity
----                                    --------

/s/ Vincent De Caprio                   President and Chief Executive Officer
-----------------------------
Vincent De Caprio


/s/ Donald F. Farley                    Director
-----------------------------
Donald F. Farley


/s/ David DiGiacinto                    Director
-----------------------------
David DiGiacinto


/s/ Patrick G. LePore                   Director
-----------------------------
Patrick G. LePore


/s/ Russell O. Potts                    Director
-----------------------------
Russell O. Potts


/s/ Solomon Steiner                     Director
-----------------------------
Solomon Steiner


/s/ Michael McGuinness                  Principal Accounting and Financial
-----------------------------           Officer
Michael McGuinness